Exhibit 10.52

Execution Version

SIXTH AMENDMENT

TO

AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

AMONG

ROSETTA RESOURCES INC.,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

AND

THE LENDERS SIGNATORY HERETO

EFFECTIVE AS OF APRIL 12, 2013

SIXTH AMENDMENT TO

AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Sixth Amendment”) executed effective as of April 12, 2013 (the “Sixth Amendment Effective Date”) is among ROSETTA RESOURCES INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”), each of the Lenders that is a signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of April 9, 2009, as amended by that certain First Amendment dated as of October 1, 2009, that certain Second Amendment dated as of April 5, 2010, that certain Third Amendment dated as of December 2, 2010, that certain Fourth Amendment dated as of May 10, 2011, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, and that certain Fifth Amendment dated as of April 25, 2012 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement, consent to the incurrence of certain Debt by the Borrower and approve a new Borrowing Base.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. The following definitions are hereby added or amended and restated in their entirety as follows:

“‘Agreement’ means this Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment dated as of October 1, 2009, the Second Amendment dated as of April 5, 2010, the Third Amendment dated as of December 2, 2010, the Fourth Amendment dated as of May 10, 2011, the Resignation, Consent and Appointment Agreement dated as of April 20, 2012, the Fifth Amendment dated as of April 25, 2012 and the Sixth Amendment dated as of April 12, 2013, as the same may from time to time be further amended, modified, supplemented or restated.

‘Maturity Date’ means April 12, 2018.

‘Moody’s’ means Moody’s Investors Service, Inc. and, subject to the reasonable consent of the Administrative Agent (not to be unreasonably withheld or delayed), any successors thereto.

‘Standard & Poor’s’ means Standard & Poor’s Rating Services LLC and, subject to the reasonable consent of the Administrative Agent (not to be unreasonably withheld or delayed), any successors thereto.”

2.2 Amendment to Section 9.04(a). Section 9.04(a) is hereby amended and restated in its entirety to read as follows:

(a) Restricted Payments. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries and (iv) provided, that at the time the Borrower declares or agrees to make such cash dividend (A) no Event of Default or Borrowing Base Deficiency exists or would result therefrom and (B) the Borrower has a rating on unsecured non-credit enhanced long-term debt of BBB- or higher from Standard & Poor’s and Baa3 or higher from Moody’s, the Borrower may pay cash dividends to its Equity Interests holders.

Section 3. Borrowing Base Redetermination. The Lenders and the Borrower agree that from and after the Sixth Amendment Effective Date up to the next redetermination, the amount of the Borrowing Base shall be $800,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07 or further adjustments pursuant to Section 8.13(c), Section 8.18 or Section 9.13. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

Section 4. Assignments and Reallocation of Maximum Credit Amounts and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and to, among other things, add Citibank, N.A. and Morgan Stanley Bank, N.A. as “Lenders” under the Credit Agreement (each a “New Lender”). The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ assignments of their Maximum Credit Amounts, including assignments to the New

Lenders. On the Sixth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Sixth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if each such Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with this Assignment and for purposes of this Assignment only, the Lenders, the New Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii).

Section 5. Consents and Waivers.

5.1 Bridge Loan.

(a) The Borrower has informed the Administrative Agent that the Borrower intends to acquire certain Oil and Gas Properties in the Delaware Basin in Gaines and Reeves Counties, Texas from Comstock Resources, Inc. on or about May, 2013 (the “Asset Acquisition”), and that the Borrower intends to partially fund such Asset Acquisition with the proceeds of a bridge loan in a principal amount not to exceed $700,000,000 (together with any exchange notes, the “Asset Acquisition Bridge Loan”) and/or Senior Notes. The Asset Acquisition Bridge Loan is not permitted by the Credit Agreement and in that regard the Borrower has requested that the Majority Lenders consent to the Borrower entering into such Asset Acquisition Bridge Loan.

(b) The Majority Lenders hereby consent to the Borrower entering into the Asset Acquisition Bridge Loan provided that (i) the conditions precedent in Section 6 of this Sixth Amendment are met, (ii) the Asset Acquisition Bridge Loan is senior unsecured Debt, (iii) the net proceeds of any Senior Notes (including the Asset Acquisition Senior Notes (defined in Section 5.2(a) of this Sixth Amendment)) issued after the issuance of the Asset Acquisition Bridge Loan be applied immediately to repay the Asset Acquisition Bridge Loan until it is paid in full and terminated, (iv) the aggregate principal amount of the Asset Acquisition Bridge Loan outstanding at any one time does not exceed (A) $700,000,000 less (B) the gross proceeds from any Senior Notes issued after April 9, 2013, and (v) the proceeds from the Asset Acquisition Bridge Loan are used to partially fund the Asset Acquisition.

5.2 Senior Note.

(a) The Borrower has also informed the Administrative Agent that in light of the pending spring redetermination of the Borrowing Base it is requesting that the Borrowing Base not be reduced pursuant to Section 2.07(g) upon the issuance of Senior Notes to consummate the Asset Acquisition and/or repay the Asset Acquisition Bridge Loan, if any (the “Asset Acquisition Senior Notes”), except to the extent (and only to the extent) the principal amount of such Asset Acquisition Senior Notes exceeds $700,000,000.

(b) All of the Lenders hereby consent to waiving the provisions of Section 2.07(g) with regard to the reduction of the Borrowing Base for the issuance of the Asset Acquisition Senior Notes, except to the extent (and only to the extent) that the principal amount of such Asset Acquisition Senior Notes exceeds $700,000,000, provided that the conditions precedent in Section 6 of this Sixth Amendment are met.

5.3 Guarantor Name Change

(a) The Borrower has informed the Administrative Agent that Rosetta Resources Gathering LP, a Guarantor, changed its name to Rosetta Resources Michigan Limited Partnership on November 16, 2012 without providing the 10 day prior notice required by Section 8.01(m) (the “Guarantor Name Change”). The Borrower has requested that the Majority Lenders waive such Default and any potential Default under Section 8.02(a) and potential Event of Default under Section 10.01(e).

(b) The Majority Lenders hereby consent to waiving the Default of Section 8.01(m), any potential Default under Section 8.02(a) and any potential Event of Default under Section 10.01(e) with regard to the Guarantor Name Change.

Section 6. Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

6.1 Payment of Fees and Outstanding Invoices. Payment by the Borrower of all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

6.2 Sixth Amendment; New Notes. The Administrative Agent shall have received (a) multiple counterparts as requested of this Sixth Amendment from the Borrower, each Guarantor and all of the Lenders and (b) duly executed Notes payable to each Lender in a principal amount equal to its Maximum Credit Amount dated as of the Sixth Amendment Effective Date.

6.3 Amendments to Deeds of Trust. The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Second Omnibus Amendment to Deeds of Trusts, Fixture Filings, Assignments of As-Extracted Collateral, Security Agreements and Financing Statements dated as of the date hereof extending the Maturity Date.

6.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

6.5 Other Documents. The Administrative Agent shall have received any other document it reasonably requests.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.

Section 7. Representations and Warranties; Etc. The Borrower and each of the Guarantors hereby affirm: (a) that as of the date of execution and delivery of this Sixth Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower and Guarantors are a party are true and correct in all material respects as though made on and as of the Sixth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, after giving effect to this Sixth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 8. Miscellaneous.

8.1 Confirmation. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.

8.2 Ratification and Affirmation of Borrower and Guarantors. Each of the Guarantors and the Borrower hereby expressly (i) acknowledges the terms of this Sixth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

8.3 No Other Waiver. Neither the execution by the Administrative Agent or the Lenders of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other Defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provisions waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Sixth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Sixth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

8.4 Opinions of Counsel. Within 5 days after the Sixth Amendment Effective Date, the Administrative Agent shall have received an opinion of Latham & Watkins LLP, special counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent.

8.5 Loan Document. This Sixth Amendment is a Loan Document.

8.6 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

8.7 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

8.8 Governing Law. This Sixth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the state of New York.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this SIXTH Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

	By:	/s/ John E. Hagale
	Name:	John E. Hagale
	Title:	Executive Vice President and Chief Financial Officer.

GUARANTORS:	ROSETTA RESOURCES OFFSHORE, LLC

ROSETTA RESOURCES HOLDINGS, LLC

ROSETTA RESOURCES OPERATING LP

By: Rosetta Resources Operating GP, LLC, its general partner

ROSETTA RESOURCES MICHIGAN LIMITED PARTNERSHIP

By: Rosetta Resources Operating LP, its general partner

By: Rosetta Resources Operating GP, LLC, its general partner

ROSETTA RESOURCES OPERATING GP, LLC

	By:	/s/ John E. Hagale
	Name:	John E. Hagale
	Title:	Executive Vice President and Chief Financial Officer.

Signature Page – Sixth Amendment

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

BANK OF MONTREAL

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

COMPASS BANK

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Executive Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ryan Aman
	Name:	Ryan Aman
	Title:	Authorized Officer

Signature Page – Sixth Amendment

UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Michael J. Clayborne
Name:	Michael J. Clayborne
Title:	Vice President

COMERICA BANK

By:	/s/ Jeff Treadway
Name:	Jeff Treadway
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

Signature Page – Sixth Amendment

THE ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
Name: Nicholas T. Hanford
Title: Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Kenneth R. Batson, III
Name: Kenneth R. Batson, III
Title: Senior Vice President

FROST BANK (f/k/a The Frost National Bank)

By:	/s/ Lane Dodds
Name: Lane Dodds
Title: Sr. Vice President

CITIBANK, N.A.

By:	/s/ Mason Mcgurrin
Name: Mason Mcgurrin
Title: Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Signature Page – Sixth Amendment

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	10.6250%	$159,375,000.00
Bank of Montreal	8.1250%	$121,875,000.00
Compass Bank	8.1250%	$121,875,000.00
JPMorgan Chase Bank, N.A.	8.1250%	$121,875,000.00
Union Bank, N.A.	8.1250%	$121,875,000.00
Bank of America, N.A.	6.8750%	$103,125,000.00
Comerica Bank	6.8750%	$103,125,000.00
Credit Suisse AG, Cayman Islands Branch	6.8750%	$103,125,000.00
The Royal Bank of Canada	6.8750%	$103,125,000.00
U.S. Bank National Association	6.8750%	$103,125,000.00
Citibank, N.A.	6.8750%	$103,125,000.00
Morgan Stanley Bank, N.A.	6.8750%	$103,125,000.00
Amegy Bank National Association	4.3750%	$65,625,000.00
Frost Bank	4.3750%	$65,625,000.00
TOTAL	100.0%	$1,500,000,000.00

Annex I